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                                                                  Exhibit 23(iv)



                         Independent Auditors' Consent



     To the Board of Directors and Stockholders
     Of Bank of Tazewell County:



            We consent to the use of our report included herein and to the reference to our firm under the heading of "Experts" in the Prospectus/Proxy Statement.



                                                            COOK ASSOCIATES, LLP


     February 26, 1996